UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - April 24, 2024

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 26, 2024, Oncor Electric Delivery Company LLC (“Oncor”) entered into Amendment No. 1 to Receivables Financing Agreement (the “Amendment”) among Oncor Receivables LLC, as borrower (“Receivables LLC”), Oncor, as servicer, MUFG Bank, Ltd., as administrative agent (“MUFG”), and certain lenders and group agents from time to time party thereto.

The Amendment (i) extends the scheduled termination date of Oncor’s revolving accounts receivable securitization facility (the “AR Facility”) by one year from April 28, 2026 to April 28, 2027 and (ii) adjusts the dilution performance trigger.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete terms of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein. The administrative agent and the lenders and their respective affiliates have, from time to time, performed various financial advisory, commercial banking, and investment banking services for Oncor and certain of its affiliates for which they have received customary fees and expense.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Senior Secured Notes Issuance

On April 24, 2024, Oncor issued $100 million aggregate principal amount of 5.00% Senior Secured Notes, Series F, due May 1, 2029 (the “Series F Notes”) and $50 million aggregate principal amount of 5.49% Senior Secured Notes, Series G, due May 1, 2054 (the “Series G Notes”, and together with the Series F Notes, the “NPA Notes”). The NPA Notes were issued pursuant to the Note Purchase Agreement, dated March 27, 2024, between Oncor and the purchasers named therein (the “NPA”).

Oncor used the proceeds from the sale of the NPA Notes for general corporate purposes, including to repay outstanding commercial paper notes issued under Oncor’s commercial paper program.

The Series F Notes bear interest at a rate of 5.00% per annum and mature on May 1, 2029. The Series G Notes bear interest at a rate of 5.49% per annum and mature on May 1, 2054. Interest on the NPA Notes will be payable semi-annually on May 1 and November 1, beginning November 1, 2024. Prior to April 1, 2029 in the case of the Series F Notes and November 1, 2053 in the case of the Series G Notes, Oncor may redeem such notes at any time, in whole or in part, at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. On and after April 1, 2029 in the case of the Series F Notes and November 1, 2053 in the case of the Series G Notes, Oncor may redeem such notes at any time, in whole or in part, at a redemption price equal to 100% of the principal amount of such notes, plus accrued and unpaid interest.

The NPA Notes were sold under Section 4(a)(2) of the Securities Act of 1933, as amended. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the NPA Notes.

Additional details regarding the NPA and the NPA Notes are contained in Item 1.01 of Oncor’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2024 (the “April 2024 8-K”) and are incorporated herein by reference. The foregoing discussion of the terms of the NPA is not complete and is subject to, and qualified in its entirety by reference to, the NPA filed as Exhibit 10.1 to the April 2024 8-K.

AR Facility Borrowing

In connection with the AR Facility, Oncor contributes all of its existing, and has committed to continue to contribute or sell all of its future, accounts receivable from retail electric providers and certain related rights to Receivables LLC pursuant to the terms of the Purchase and Sale Agreement, dated as of April 28, 2023 (the “Sale Agreement”), among Oncor, any additional originators from time to time party thereto and Receivables LLC. Pursuant to the Receivables Financing Agreement, dated as of April 28, 2023 (as amended by the Amendment, the “Receivables Financing Agreement”), among Oncor, Receivables LLC, MUFG and certain lenders and group agents from time to time party thereto, Receivables LLC will obtain loans from the lenders secured by all of Receivables LLC’s assets, including the receivables and related rights that it owns. The aggregate amount available for borrowing at any one time under the AR Facility is limited to the lesser of the facility limit of $500 million and the borrowing base amount calculated based on the outstanding balance of eligible receivables held as collateral, subject to certain reserves, concentration limits, and other limitations.

On April 29, 2024, $100 million aggregate principal amount was borrowed under the AR Facility. The proceeds from this borrowing were used for general corporate purposes, including to repay outstanding commercial paper notes issued under Oncor’s commercial paper program. Following this borrowing, $400 million aggregate principal amount is currently outstanding under the AR Facility. The AR Facility will terminate at the earlier of (i) the scheduled termination date of April 28, 2027, (ii) the date on which the termination date is declared or deemed to have occurred upon the exercise of remedies by MUFG as set forth in the Receivables Financing Agreement, or (iii) the date that is 30 days after notice of termination is provided by Receivables LLC. Subject to the consent of MUFG and the lenders, Receivables LLC may, 30 days prior to each anniversary date of the Receivables Financing Agreement, extend the AR Facility in one-year increments.

Borrowings under the AR Facility bear interest at (i) the daily cost of asset-backed commercial paper issued by the conduit lenders to fund the loans, plus related dealer commissions and note issuance costs or (ii) if funded by the committed lenders, at a rate per annum equal to the secured overnight financing rate (“SOFR”) calculated based on term SOFR for a one-month interest period, plus 0.10%. Receivables LLC also pays a used and unused fee in connection with the AR Facility.

Receivables LLC’s sole business consists of the purchase or acceptance through capital contributions of the receivables and related rights from Oncor and the subsequent retransfer of or granting of a security interest in such receivables and related rights to MUFG as administrative agent for the benefit of the lenders pursuant to the Receivables Financing Agreement. Receivables LLC is a separate legal entity with its own separate creditors who will be entitled, upon its liquidation, to have amounts owed to them be satisfied out of Receivables LLC’s assets prior to any assets or value in Receivables LLC becoming available to Receivables LLC’s equity holder. The assets of Receivables LLC are not available to pay creditors of Oncor or any affiliate thereof.

Additional details regarding the AR Facility, the Receivables Financing Agreement and the Sale Agreement are contained in Item 1.01 and Item 2.03 of Oncor’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2023 (the “April 2023 8-K”) and are incorporated herein by reference. The foregoing discussion of the terms of the AR Facility, the Receivables Financing Agreement and the Sale Agreement are not complete and are subject to, and qualified in their entirety by reference to, the Receivables Financing Agreement and Sale Agreement filed as Exhibits 10.1 and 10.2, respectively, to the April 2023 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Receivables Financing Agreement, dated April 26, 2024, among Oncor Receivables LLC, Oncor Electric Delivery Company LLC, MUFG Bank, Ltd., and certain lenders and group agents from time to time party thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: April 30, 2024